Delaware Investments(sm)
--------------------------------------
A member of Lincoln Financial Group(R)

[Graphic Omitted: Blend Artwork]

Annual Report
2002

BLEND

DELAWARE
Devon Fund

[Graphic Omitted: Logo] POWERED BY RESEARCH.(SM)

Table
  of Contents

Letter to Shareholders                           1

Portfolio Management Review                      3

At Delaware                                      5

Performance Summary                              6

Financial Statements:

   Statement of Net Assets                       7

   Statement of Operations                       9

   Statements of Changes in Net Assets          10

   Financial Highlights                         11

   Notes to Financial Statements                15

   Report of Independent Auditors               18

Board of Trustees/Officers                      19



    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Delaware Investments
  Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

 o  Astute security selection is essential when seeking a performance advantage.

 o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

 o U.S. growth equity
 o U.S. value equity
 o U.S. fixed income
 o International and global
 o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

 o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

 o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                                      Delaware Devon Fund
  to Shareholders                                           November 12, 2002


Recap of Events
The fiscal year ended October 31, 2002 was a challenging period for most investors. Stocks began the period on a positive note, experiencing rising prices into the early stages of 2002. Investor optimism seemed to give way to pessimism in the first quarter of 2002 and stocks accordingly moved lower. The selling pressure was substantial and the markets moved progressively lower through much of the year-to-date period.

The bellwether Dow Jones Industrial Average declined -14.62% and the technology-oriented Nasdaq Composite Index fell -17.01% during the 12 months covered in this report. Your Fund returned -16.00% (Class A shares at net asset value with distributions reinvested) for its fiscal year ended October 31, 2002, while its benchmark, the Standard & Poor's (S&P) 500 Index, declined -15.10%.

During the period, economic indicators were mixed. In one respect, the U.S. economy was remarkably resilient during the twelve months just passed, having weathered technology's bursted "bubble" and endured a period of diminished trust in corporate governance. The economy also rebounded from 2001's first three quarters of negative growth in gross domestic product (GDP) to post four consecutive quarters of positive GDP growth.

On the other hand, to some market watchers the ongoing recovery has lacked the dynamics of prior post-recessionary periods because the business community has failed to actively reinvest in itself. This process, commonly known as capital expenditure, has historically served as a driver of renewal during economic rebounds. However, a sustained period of capital spending in the 1990s has no doubt left the economy with an overhang of capacity that may well take added time to be reduced.

Investor activity during much of the period was likely influenced by expectations of restrained earnings. The result was a wave of selling that drove equities steadily lower through the summer and into the early stages of fall. Few areas of the stock market could avoid the bearish sentiment. Yet when the market seemed to be in its bleakest condition, stock valuations undoubtedly became attractive to some investors. In turn, we experienced a brisk market rally over the final few weeks of the reporting period.

Total Return
For the period ended October 31, 2002                                 One Year
------------------------------------------------------------------------------
Delaware Devon Fund-- Class A Shares                                   -16.00%
Lipper  Large-Cap Core Funds Average (860 funds)                       -16.25%
Standard & Poor's 500 Index                                            -15.10%
------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all classes and a description of the index can be found on page 6. The Lipper Large-Cap Core Funds Average represents the average return of large-cap mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook
We believe the economic recovery should continue into 2003. Unlike some market observers, we do not foresee a "double-dip" of recession. We believe growth will continue, albeit at a modest pace. From our research, we cannot envision a very robust turnaround or renewal like that experienced in the last decade.

The significant level of business spending during the last decade, which we believe contributed significantly to our recent recession, has also created an excess of capacity that may require more time before we see companies ramp up their spending. Thus the major engine for expansion is not fully in place at this juncture.

Nonetheless, we are encouraged that the measures taken by the Federal Reserve in 2001 to add liquidity are beginning to benefit the economy. We also look favorably upon the corporate restructurings that have taken place since the recession for their ability to enhance profitability moving forward. We believe that recent gains in stock prices reveal that investors still view equities as attractive long-term holdings but with risks that must be offset with improved valuations.

As we have stated in earlier reports, we believe that at least in the near term, the financial markets will not produce the types of returns realized in stocks during the 1990s or in bonds so far this decade. Accordingly, we encourage investors to meet with their advisors to update their financial plans in light of such an outlook. History has shown that establishing and adhering to a sound financial plan may be a large determinant of long-term portfolio returns.

Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                                   Delaware Devon Fund
  Management Review                                         November 12, 2002


Fund Manager
Francis X. Morris
Senior Portfolio Manager

The Fund's Results
The 12-month period ended October 31, 2002 will likely be remembered for the dramatic ups and downs of the stock markets. A post-September 11 surge in stock prices carried into the early stages of your Fund's fiscal year. The rise in equity prices petered out in early 2002, due in large part to a general shift in investor expectations from robust-to-modest economic recovery.

Some market observers downplayed sound economic growth for the first quarter of 2002 as being biased by a short-term wave of inventory rebuilding. The outlook for the economy only seemed to worsen when the Commerce Department reported GDP growth for the second quarter of 2002 as being roughly half of the consensus forecast. There was even talk during the Fund's fiscal year that the economy might fall back into negative growth, giving rise to warnings of a possible recessionary "double-dip."

If the outlook for the economy was not enough for investors to evaluate, concerns regarding corporate governance and destabilizing international events only seemed to heighten uncertainty about the stock market's course. This confluence of negative forces set off a wave of stock selling in early 2002 that cast a pall over the spring and summer seasons. Only when it appeared to some investors that prices had fallen to extreme valuation levels did the downside pressure give way to a round of stock buying which capped off this very turbulent fiscal year.

For the 12-month period, your Fund returned -16.00% (Class A shares at net asset value with distributions reinvested). By comparison, the Fund's benchmark, the S&P 500 Index, declined -15.10% during the period and the Fund's peers, as measured by the Lipper Large-Cap Core Funds Average, lost -16.25%.

Portfolio Highlights
Our management style is based upon detailed, fundamental research. We believe this focus has increased in importance, given the difficult environment for stock selection that investors have witnessed during the period.

We have taken advantage of the generally depressed level of stock prices through our efforts to uncover meaningful information about the stocks that might be acquired for the Fund. We've attempted to do this not only through direct interaction with these companies, but also by talking with parties they do business with, such as suppliers and vendors.

In selecting holdings for our portfolio, we look for companies that exhibit qualities that we believe to be potential drivers of future outperformance: stable earnings and cash flow growth, solid fundamental outlooks, strong franchise values, and positive company and product identities with consumers.

In assessing your Fund's performance for its fiscal year, stock selection played a greater role than our sector allocations. We believe this result validates our stringent security selection process.

During the period, we were overweighted relative to our benchmark in sectors that we felt would benefit from the gradually improving economy. Representative sectors included basic materials, energy, and the cyclical component of technology (notably software and semiconductors).

We were underweighted in communications stocks, as we believed the sector suffered from significant structural problems. We were also underweighted relative to our benchmark in the consumer staples sector due to generally unattractive stock valuations. The lingering impact of Enron's collapse kept us underweighted in the utilities sector as well.

For individual holdings, we gained performance relative to our benchmark with such well-known consumer stocks as Proctor & Gamble and Anheuser Busch. The rising activity in mortgage refinancing invariably benefited such banking stocks as Wells Fargo and U.S. Bancorp, and the Fund as well.

Other holdings that hindered performance included General Electric. We believe the company still possesses viable long-term growth prospects and we continue to hold the stock. Investor concern about the direction of AOL Time Warner caused the stock to tumble in the period, impacting performance in the portfolio. Moreover, heightened accounting concerns relative to AOL Time Warner resulted in our liquidating the position. As well, rapidly deteriorating fundamentals early in the first half of the Fund's fiscal year caused us to completely liquidate our holdings in such maligned companies as Tyco and Worldcom.

During the fiscal year, we increased our holdings in larger-capitalization healthcare stocks. We believe the long-term fundamentals for this sector remain strong and the currently depressed valuations will rise over the long term. Additionally, as valuations corrected in the retailing sector, we initiated positions in Kohls and Limited.

Outlook
As we begin a new fiscal year for your Fund, we are guardedly optimistic about the economy and stock market. Recently released data by the Department of Commerce revealed that the U.S. economy expanded once again with GDP growth for the third quarter of 2002 coming in at just over three percent on an annualized basis.

-------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
October 31, 2002
-------------------------------------------------------------------------------
Beta*                                                                     0.97
-------------------------------------------------------------------------------
Average Price-to-Earnings Ratio**                                        23.26
-------------------------------------------------------------------------------
Median Market Capitalization                                     $26.9 billion
-------------------------------------------------------------------------------
Portfolio Turnover                                                         57%
-------------------------------------------------------------------------------
  *Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the market. A number higher than
   1.0 means more historical volatility.

** P/E is based on analysts' forward earnings estimates as reported by First
   Call/Thomson Financial.

Investment in new equipment and software grew at a brisk +6.5% rate in the third quarter of this year, the best such showing since the second quarter of 2000 (Source: The Economist). We would like to see corporate spending play a greater role in the economic renewal. However, high levels of capital expenditure in the 1990s have unfortunately left us with continued excess capacity that will need to be addressed if capital expenditure is to once again play a key role in fueling the economy. Until that time, corporate profits should nonetheless improve in our opinion, owing to corporate restructurings and cost-cutting measures brought about by the recession.

The consumer should continue to give strength to the economy through spending that has held up rather well through both economic recession and recovery. We also believe that we are at the tail end of a period of diminished consumer confidence.

We believe our extensive, in-house research has uncovered a number of attractive stocks in many sectors of the overall economy and we will further explore these opportunities for possible future portfolio acquisitions. With the general outlook for stocks appearing to be on the upswing, we look to maintain our commitment to managing your Fund through sound diversification and close attention to equity valuations.

Delaware Devon Fund
Top 10 Holdings
October 31, 2002

                                                                  Percentage
Company                     Sector                               of Net Assets
--------------------------------------------------------------------------------
 1. Pfizer                  Healthcare & Pharmaceuticals               3.87%
--------------------------------------------------------------------------------
 2. Microsoft               Computers & Technology                     3.78%
--------------------------------------------------------------------------------
 3. American International  Insurance                                  2.82%
--------------------------------------------------------------------------------
 4. Citigroup               Banking & Finance                          2.80%
--------------------------------------------------------------------------------
 5. Exxon Mobil             Energy                                     2.68%
--------------------------------------------------------------------------------
 6. General Electric        Electronics & Electrical Equipment         2.63%
--------------------------------------------------------------------------------
 7. Wal-Mart                Stores Retail                              2.26%
--------------------------------------------------------------------------------
 8. International Business
     Machines               Computers & Technology                     2.00%
--------------------------------------------------------------------------------
 9. Wyeth                   Healthcare & Pharmaceuticals               1.87%
--------------------------------------------------------------------------------
10. Johnson & Johnson       Healthcare & Pharmaceuticals               1.85%
--------------------------------------------------------------------------------

New
  at Delaware

--------------------------------------------------------------------------------
Simplify your life.
        MANAGE YOUR INVESTMENTS                [Graphic Omitted: edelivery Logo]
                           ONLINE!

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available. You also get:

 o Hassle-Free Investing -- Make online purchases and redemptions at any time.

 o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

 o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday to assist with any questions.
--------------------------------------------------------------------------------

Delaware
  Devon Fund

Fund Basics
As of October 31, 2002

--------------------------------------------------------------------------------
Fund Objective:
Seeks total return.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$103.16 million

--------------------------------------------------------------------------------
Number of Holdings:
81

--------------------------------------------------------------------------------
Fund Start Date:
December 29, 1993

--------------------------------------------------------------------------------
Your Fund Manager:
Francis X. Morris received a BA from Providence College and an MBA degree from Widener University. Prior to joining Delaware in 1997, he served as a securities analyst, portfolio manager, and director of equity research at PNC Asset Management. He has 18 years of investment management experience and was a past president of the Philadelphia Society of Financial Analysts.

--------------------------------------------------------------------------------
Nasdaq  Symbols:
Class  A  DDGAX
Class  B  DEVOX
Class  C  DECVX

Fund Performance
Average Annual Total Returns

Through October 31, 2002                           Lifetime       Five Years       One Year
-------------------------------------------------------------------------------------------
Class A (Est. 12/29/93)
Excluding Sales Charge                              +5.03%          -6.72%          -16.00%
Including Sales Charge                              +4.33%          -7.82%          -20.83%
-------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge                              +3.57%          -7.37%          -16.58%
Including Sales Charge                              +3.57%          -7.72%          -20.75%
-------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                              +0.90%          -7.38%          -16.59%
Including Sales Charge                              +0.90%          -7.38%          -17.43%
-------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.30%.

Class B shares were sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Performance information is based on sales charges in effect during the reporting period. Effective November 18, 2002, the maximum Class B contingent deferred sales charges will decline from a maximum of 4% to zero depending upon the period of time the shares are held. Had the new sales charges been in effect during the reporting period performance may have been affected.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, five-year and one-year periods ended October 31, 2002 for Delaware Devon Institutional Class were +5.36%, -6.43%, and -15.71%, respectively. Institutional Class shares were first made available on December 29, 1993 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Devon Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEIVX

Performance of a $10,000 Investment
December 29, 1993 (Fund's inception) through October 31, 2002

Devon Fund Performance of a $10,000 Investment Chart

                           Devon Fund
  Period End             Class A shares                  S&P 500 Index
  ----------             --------------                  -------------
    Dec-93                   $ 9,463                        $10,000
    Oct-94                   $10,297                        $10,361
    Oct-95                   $12,560                        $13,101
    Oct-96                   $15,592                        $16,258
    Oct-97                   $20,600                        $21,478
    Oct-98                   $24,638                        $26,201
    Oct-99                   $24,535                        $32,929
    Oct-00                   $22,783                        $34,935
    Oct-01                   $17,317                        $26,235
    Oct-02                   $14,546                        $22,274

Chart assumes $10,000 invested on December 29, 1993 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the S&P 500 Index at that month's end, December 31, 1993. After December 31, 1993, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                                   Delaware Devon Fund
  of Net Assets                                             October 31, 2002


                                           Number of       Market
                                             Shares        Value
--------------------------------------------------------------------
Common Stock - 97.21%
--------------------------------------------------------------------
Aerospace & Defense - 2.63%
 *Boeing                                     32,700    $     972,825
  Honeywell International                    19,100          457,254
  Raytheon                                   16,800          495,600
  United Technologies                        12,800          789,376
                                                       -------------
                                                           2,715,055
                                                       -------------
Automobiles & Automotive Parts - 0.87%
 *General Motors                             27,000          897,750
                                                       -------------
                                                             897,750
                                                       -------------
Banking & Finance - 16.22%
  Bank of America                            21,945        1,531,761
  Bank of New York                           41,600        1,081,600
  Charter One Financial                      33,800        1,023,464
  Citigroup                                  78,112        2,886,238
  Comerica                                   18,600          812,076
  Freddie Mac                                27,900        1,718,082
  Goldman Sachs                              19,000        1,360,400
  Household International                    22,600          536,976
  JP Morgan Chase                            45,890          952,218
  MBNA                                       46,800          950,508
  Mellon Financial                           41,700        1,179,693
  US Bancorp                                 65,400        1,379,286
  Wells Fargo                                26,200        1,322,314
                                                       -------------
                                                          16,734,616
                                                       -------------
Buildings & Materials - 0.64%
 *Fluor                                      28,100          664,565
                                                       -------------
                                                             664,565
                                                       -------------
Cable, Media & Publishing - 2.69%
 +Comcast - Special Class A                  59,600        1,371,396
 +Viacom - Class B                           31,563        1,408,025
                                                       -------------
                                                           2,779,421
                                                       -------------
Chemicals - 2.19%
  DuPont (E.I.) de Nemours                   28,500        1,175,625
  Ecolab                                     22,500        1,085,625
                                                       -------------
                                                           2,261,250
                                                       -------------
Computers & Technology - 11.21%
 +Cisco Systems                             116,200        1,299,116
 +Dell Computer                              45,300        1,296,033
  First Data                                 31,700        1,107,598
  International Business Machines            26,200        2,068,228
 +Microsoft                                  73,000        3,903,310
 +Oracle                                    184,500        1,891,125
                                                       -------------
                                                          11,565,410
                                                       -------------
Consumer Products - 3.47%
  3M                                          6,500          825,110
 *Estee Lauder - Class A                     19,400          564,928
  Kimberly-Clark                             25,900        1,333,850
  Procter & Gamble                            9,630          851,774
                                                       -------------
                                                           3,575,662
                                                       -------------

                                           Number of       Market
                                             Shares        Value
--------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------
Electronics & Electrical Equipment - 8.89%
  Emerson Electric                           36,500$       1,758,570
  General Electric                          107,514        2,714,729
  Intel                                     104,600        1,809,580
*+Micron Technology                          76,900        1,230,400
*+Teradyne                                   55,300          669,683
  Texas Instruments                          62,100          984,906
                                                       -------------
                                                           9,167,868
                                                       -------------
Energy - 7.86%
  Baker Hughes                               22,300          647,815
  ChevronTexaco                              10,500          710,115
  EOG Resources                              20,300          751,709
  Exxon Mobil                                82,000        2,760,120
  Kerr-McGee                                 18,300          796,050
 +Noble                                      22,800          736,896
  Ocean Energy                               61,300        1,142,019
  Tidewater                                  20,100          566,217
                                                       -------------
                                                           8,110,941
                                                       -------------
Food, Beverage & Tobacco - 4.30%
  Anheuser - Busch                           27,700        1,461,452
  Coca Cola                                  24,100        1,120,168
  PepsiCo                                    18,200          802,620
  Philip Morris                              25,800        1,051,350
                                                       -------------
                                                           4,435,590
                                                       -------------
Healthcare & Pharmaceuticals - 12.65%
  Abbott Laboratories                        18,300          766,221
*+Amgen                                      31,600        1,471,296
  Biomet                                     25,600          754,176
  Johnson & Johnson                          32,400        1,903,500
  Medtronic                                  39,924        1,788,595
 *Pfizer                                    125,625        3,991,106
  Pharmacia                                  10,500          451,500
  Wyeth                                      57,500        1,926,250
                                                       -------------
                                                          13,052,644
                                                       -------------
Industrial Machinery - 0.62%
 *Ingersoll-Rand - Class A                   16,500          643,500
                                                       -------------
                                                             643,500
                                                       -------------
Insurance - 4.88%
  American International                     46,537        2,910,889
 *Chubb                                      21,900        1,235,379
 +Travelers Property Casualty - Class A      66,774          886,091
                                                       -------------
                                                           5,032,359
                                                       -------------
Leisure, Lodging & Entertainment - 2.46%
  Starwood Hotels & Resorts Worldwide        31,300          729,290
 *Walt Disney                               108,100        1,805,270
                                                       -------------
                                                           2,534,560
                                                       -------------
Metals & Mining - 1.14%
  Alcoa                                      53,200        1,173,592
                                                       -------------
                                                           1,173,592
                                                       -------------
Paper & Forest Products - 0.60%
 *Weyerhaeuser                               13,600          616,080
                                                       -------------
                                                             616,080

Statement
  of Net Assets (continued)                                  Delaware Devon Fund



                                           Number of       Market
                                             Shares        Value
--------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------
Retail - 6.96%
 +Federated Department Stores                31,000    $     951,700
 *Home Depot                                 29,100          840,408
 +Kohl's                                     18,600        1,087,170
  Limited                                    49,900          781,933
  Target                                     39,200        1,180,704
  Wal-Mart Stores                            43,600        2,334,780
                                                       -------------
                                                           7,176,695
                                                       -------------
Telecommunications - 2.77%
  AT&T                                      111,200        1,450,048
  SBC Communications                         30,392          779,859
  Verizon Communications                     16,700          630,592
                                                       -------------
                                                           2,860,499
                                                       -------------
Transportation & Shipping - 1.62%
  CSX                                        17,700          488,520
 *Southwest Airlines                         80,900        1,181,140
                                                       -------------
                                                           1,669,660
                                                       -------------
Utilities - 2.54%
  Dominion Resources                         37,300        1,790,400
 *Exelon                                     16,500          831,600
                                                       -------------
                                                           2,622,000
                                                       -------------
Total Common Stock (cost $120,889,635)                   100,289,717
                                                       -------------


                                           Principal
                                            Amount
--------------------------------------------------------------------
Repurchase Agreements - 2.88%
--------------------------------------------------------------------
   With BNP  Paribas 1.86% 11/1/02
     (dated 10/31/02, collateralized
     by $1,139,300 U.S. Treasury
     Bills due 4/24/03, market
     value $ 1,131,966)                  $1,109,300        1,109,300
   With J. P. Morgan Securities 1.86%
     11/1/02 (dated 10/31/02,
     collateralized by $773,000
     U.S. Treasury Bills due 5/1/03,
     market value $ 767,639)                752,500          752,500
   With UBS Warburg 1.86% 11/1/02
     (dated 10/31/02, collateralized
     by $1,081,400 U.S. Treasury
     Notes 5.75% due 8/15/03, market
     value $ 1,131,606)                   1,109,200        1,109,200
                                                       -------------
Total Repurchase Agreements
   (cost $   2,971,000)                                    2,971,000
                                                       -------------

Total Market Value of Securities - 100.09%
   (cost $   123,860,635)                                103,260,717
Liabilities Net of Receivables and Other
   Assets - (0.09%)                                          (95,981)
                                                       -------------
Net Assets Applicable to 8,945,007 Shares
   Outstanding - 100.00%                                $103,164,736
                                                       =============

Net Asset Value - Delaware Devon Fund Class A
   ($39,400,303 / 3,363,517 Shares)                         $  11.71
                                                            --------

Net Asset Value - Delaware Devon Fund Class B
   ($46,964,296 / 4,129,727 Shares)                         $  11.37
                                                            --------

Net Asset Value - Delaware Devon Fund Class C
   ($9,579,813 / 842,809 Shares)                            $  11.37
                                                            --------

Net Asset Value - Delaware Devon Fund
   Institutional Class ($7,220,324 / 608,954 Shares)        $  11.86
                                                            --------

Components of Net Assets at October 31, 2002:
Shares of beneficial interest (unlimited
  authorization - no par)                              $ 185,213,426
Accumulated net realized loss on investments             (61,448,772)
Net unrealized depreciation of investments               (20,599,918)
                                                       -------------
Total net assets                                       $ 103,164,736
                                                       =============

* Fully or partially on Loan. See Note 8 in "Notes to Financial Statements."

+ Non-income producing security for the year ended October 31, 2002.

Net Asset Value and Offering Price per Share -
   Delaware Devon Fund
Net asset value Class A (A)                                 $  11.71
Sales charge (5.75% of offering price, or 6.06% of
   amount invested per share) (B)                               0.71
                                                            --------
Offering price                                              $  12.42
                                                            ========

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement                                            Delaware Devon Fund
  of Operations                                      Year Ended October 31, 2002




Investment Income:
  Dividends                                                                            $  2,001,755
  Interest                                                                                   23,012
  Securities lending income                                                                   3,171         $  2,027,938
                                                                                       ------------         ------------

Expenses:
  Management fees                                                                           905,388
  Distribution expenses - Class A                                                           157,184
  Distribution expenses - Class B                                                           651,314
  Distribution expenses - Class C                                                           127,152
  Dividend disbursing and transfer agent fees and expenses                                1,213,186
  Reports and statements to shareholders                                                    232,020
  Registration fees                                                                          38,500
  Accounting and administration fees                                                         60,426
  Custodian fees                                                                              7,153
  Professional fees                                                                          24,300
  Trustees' fees                                                                              9,200
  Other                                                                                      45,094            3,470,917
                                                                                       ------------
  Less expenses absorbed or waived                                                                              (856,532)
  Less expenses paid indirectly                                                                                   (3,597)
                                                                                                            ------------
  Total expenses                                                                                               2,610,788
                                                                                                            ------------
Net Investment Loss                                                                                             (582,850)
                                                                                                            ------------

Net Realized and Unrealized Loss on Investments:
   Net realized loss on investments                                                                          (15,129,742)
   Net change in unrealized appreciation/depreciation of investments                                          (5,120,034)
                                                                                                            ------------
Net Realized and Unrealized Loss on Investments
                                                                                                             (20,249,776)
                                                                                                            ------------

Net Decrease in Net Assets Resulting from Operations                                                       ($ 20,832,626)
                                                                                                            ============

See accompanying notes

Statements
  of Changes in Net Assets                                   Delaware Devon Fund



                                                                                                   Year Ended
                                                                                          10/31/02            10/31/01
Decrease in Net Assets from Operations:
   Net investment loss                                                                   ($ 582,850)          ($ 998,406)
   Net realized loss on investments                                                     (15,129,742)         (20,281,959)
   Net change in unrealized appreciation/depreciation of investments                     (5,120,034)         (21,399,049)
                                                                                       ------------         ------------
   Net decrease in net assets resulting from operations                                 (20,832,626)         (42,679,414)
                                                                                       ------------         ------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                              5,040,766           10,137,898
     Class B                                                                              3,749,668            6,482,322
     Class C                                                                              1,889,169            2,897,052
     Institutional Class                                                                  3,601,510            2,374,459

   Net assets from merger1:
     Class A                                                                                     --           23,623,953
     Class B                                                                                     --           37,165,325
     Class C                                                                                     --            5,600,388
     Institutional Class                                                                         --               51,063
                                                                                       ------------         ------------
                                                                                         14,281,113           88,332,460
                                                                                       ------------         ------------

   Cost of shares repurchased:
     Class A                                                                            (17,020,347)         (26,405,487)
     Class B                                                                            (21,446,988)         (20,630,305)
     Class C                                                                             (4,399,934)          (4,644,073)
     Institutional Class                                                                 (4,675,599)          (3,866,043)
                                                                                       ------------         ------------
                                                                                        (47,542,868)         (55,545,908)
                                                                                       ------------         ------------
   Increase (Decrease) in Net Assets Derived from Capital Share Transactions            (33,261,755)          32,786,552
                                                                                       ------------         ------------
   Net Decrease in Net Assets                                                           (54,094,381)          (9,892,862)
                                                                                       ------------         ------------

Net Assets:
   Beginning of year                                                                    157,259,117          167,151,979
                                                                                       ------------         ------------
   End of year                                                                         $ 103,164,73         $157,259,117
                                                                                       ============         ============

(1) See footnote 6.


See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Delaware Devon Fund Class A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended

                                                                  10/31/02      10/31/01      10/31/00      10/31/99      10/31/98

Net asset value, beginning of period                             $  13.940     $  18.340     $  19.750     $  20.090     $  17.860

Income (loss) from investment operations:
Net investment income (loss)(1)                                     (0.007)       (0.059)       (0.088)        0.047         0.121
Net realized and unrealized gain (loss) on investments              (2.223)       (4.341)       (1.322)       (0.114)        3.249
                                                                 ---------     ---------     ---------     ---------     ---------
Total from investment operations                                    (2.230)       (4.400)       (1.410)       (0.067)        3.370
                                                                 ---------     ---------     ---------     ---------     ---------

Less dividends and distributions from:
Investment income                                                       --            --            --        (0.032)       (0.110)
Net realized gain on investments                                        --            --            --        (0.190)       (1.030)
Return of capital                                                       --            --            --        (0.051)           --
                                                                 ---------     ---------     ---------     ---------     ---------
Total dividends and distributions                                       --            --            --        (0.273)       (1.140)
                                                                 ---------     ---------     ---------     ---------     ---------

Net asset value, end of period                                   $  11.710     $  13.940     $  18.340     $  19.750     $  20.090
                                                                 =========     =========     =========     =========     =========

Total return(2)                                                    (16.00%)      (23.99%)        (7.14%)      (0.42%)       19.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $  39,400     $  59,125     $  68,243     $ 137,034     $ 120,506
Ratio of expenses to average net assets                               1.50%         1.72%         1.83%         1.37%         1.30%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                            2.12%         1.72%         1.83%         1.45%         1.40%
Ratio of net investment income (loss) to average net assets          (0.04%)       (0.37%)       (0.46%)        0.22%         0.64%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly          (0.66%)       (0.37%)       (0.46%)        0.14%         0.54%
Portfolio turnover                                                      57%          122%          123%           82%           39%

(1) The average shares outstanding method has been applied for per share information for the periods ended October 31, 2002, 2001, 2000 and 1999.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Delaware Devon Fund Class B
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year Ended
                                                                  10/31/02      10/31/01      10/31/00      10/31/99      10/31/98

Net asset value, beginning of period                             $  13.630     $  18.050     $  19.580     $  19.980     $  17.800

Income (loss) from investment operations:
Net investment loss(1)                                              (0.101)       (0.167)       (0.218)       (0.099)       (0.003)
Net realized and unrealized gain (loss) on investments              (2.159)       (4.253)       (1.312)       (0.111)        3.223
                                                                 ---------     ---------     ---------     ---------     ---------
Total from investment operations                                    (2.260)       (4.420)       (1.530)       (0.210)        3.220
                                                                 ---------     ---------     ---------     ---------     ---------

Less dividends and distributions from:
Investment income                                                       --            --            --            --        (0.010)
Net realized gain on investments                                        --            --            --        (0.190)       (1.030)
                                                                 ---------     ---------     ---------     ---------     ---------
Total dividends and distributions                                       --            --            --        (0.190)       (1.040)
                                                                 ---------     ---------     ---------     ---------     ---------

Net asset value, end of period                                   $  11.370     $  13.630     $  18.050     $  19.580     $  19.980
                                                                 =========     =========     =========     =========     =========

Total return(2)                                                    (16.58%)      (24.49%)       (7.81%)       (1.12%)       18.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $  46,964     $  74,488     $  70,920     $ 131,901     $  82,927
Ratio of expenses to average net assets                               2.20%         2.42%         2.53%        2.07%          2.00%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                            2.82%         2.42%         2.53%         2.15%         2.10%
Ratio of net investment loss to average net assets                   (0.74%)       (1.07%)       (1.16%)       (0.48%)       (0.06%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly          (1.36%)       (1.07%)       (1.16%)       (0.56%)       (0.16%)
Portfolio turnover                                                      57%          122%          123%           82%           39%

(1) The average shares outstanding method has been applied for per share information for the periods ended October 31, 2002, 2001, 2000 and 1999.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Delaware Devon Fund Class C
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year Ended
                                                                  10/31/02      10/31/01      10/31/00      10/31/99      10/31/98

Net asset value, beginning of period                             $  13.620     $  18.030     $  19.560     $  19.960     $  17.790

Income (loss) from investment operations:
Net investment income (loss)(1)                                     (0.100)       (0.168)       (0.218)       (0.099)        0.002
Net realized and unrealized gain (loss) on investments              (2.150)       (4.242)       (1.312)       (0.111)        3.208
                                                                 ---------     ---------     ---------     ---------     ---------
Total from investment operations                                    (2.250)       (4.410)       (1.530)       (0.210)        3.210
                                                                 ---------     ---------     ---------     ---------     ---------

Less dividends and distributions from:
Investment income                                                       --            --            --            --        (0.010)
Net realized gain on investments                                        --            --            --        (0.190)       (1.030)
                                                                 ---------     ---------     ---------     ---------     ---------
Total dividends and distributions                                       --            --            --        (0.190)       (1.040)
                                                                 ---------     ---------     ---------     ---------     ---------

Net asset value, end of period                                   $  11.370     $  13.620     $  18.030     $  19.560     $  19.960
                                                                 =========     =========     =========     =========     =========

Total return(2)                                                     (16.59%)      (24.50%)       (7.77%)       (1.12%)       18.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $   9,580     $  14,101     $  14,005     $  31,476     $  20,141
Ratio of expenses to average net assets                               2.20%         2.42%         2.53%         2.07%         2.00%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                            2.82%         2.42%         2.53%         2.15%         2.10%
Ratio of net investment loss to average net assets                   (0.74%)       (1.07)        (1.16%)       (0.48%)       (0.06%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly          (1.36%)       (1.07)        (1.16%)       (0.56%)       (0.16%)
Portfolio turnover                                                      57%          122%          123%           82%           39%

(1) The average shares outstanding method has been applied for per share information for the periods ended October 31, 2002, 2001, 2000 and 1999.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Devon Fund Institutional Class
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year Ended
                                                                  10/31/02      10/31/01      10/31/00      10/31/99      10/31/98

Net asset value, beginning of period                             $   14.07     $  18.450     $  19.810     $  20.140     $  17.930

Income (loss) from investment operations:
Net investment income (loss)(1)                                      0.035        (0.011)       (0.031)        0.109         0.134
Net realized and unrealized gain (loss) on investments              (2.245)       (4.369)       (1.329)       (0.109)        3.281
                                                                 ---------     ---------     ---------     ---------     ---------
Total from investment operations                                    (2.210)       (4.380)       (1.360)        0.000         3.415
                                                                 ---------     ---------     ---------     ---------     ---------

Less dividends and distributions from:
Investment income                                                       --            --            --        (0.057)       (0.175)
Net realized gain on investments                                        --            --            --        (0.190)       (1.030)
Return of capital                                                       --            --            --        (0.083)           --
                                                                 ---------     ---------     ---------     ---------     ---------
Total dividends and distributions                                       --            --            --        (0.330)       (1.205)
                                                                 ---------     ---------     ---------     ---------     ---------

Net asset value, end of period                                   $   11.86     $  14.070     $  18.450     $  19.810     $  20.140
                                                                 =========     =========     =========     =========     =========

Total return(2)                                                     (15.71%)      (23.74%)       (6.86%)       (0.09%)       19.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $   7,221     $   9,546     $  13,985     $  21,815     $  10,482
Ratio of expenses to average net assets                               1.20%         1.42%         1.53%         1.07%         1.00%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                            1.82%         1.42%         1.53%         1.15%         1.10%
Ratio of net investment income (loss) to average net assets           0.26%        (0.07%)       (0.16%)        0.52%         0.94%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly          (0.36%)       (0.07%)       (0.16%)        0.44%         0.84%
Portfolio turnover                                                      57%          122%          123%           82%           39%

(1) The average shares outstanding method has been applied for per share information for the periods ended October 31, 2002, 2001, 2000 and 1999.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Notes
  to Financial Statements                                   Delaware Devon Fund

Delaware Group Equity Funds I (the "Trust") is organized as a Delaware business trust and offers two series: the Delaware Balanced Fund and the Delaware Devon Fund. These financial statements and the related notes pertain to the Delaware Devon Fund (the "Fund"). The Fund is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares were sold with a contingent deferred sales charge that declines from 5% to zero depending on the period of time the shares are held. Effective November 18, 2002, the maximum Class B contingent deferred sales charges will decline from a maximum of 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $3,343 for the year ended October 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended October 31, 2002 were approximately $254. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through October 31, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

Notes
  to Financial Statements (continued)                        Delaware Devon Fund


2. Investment Management and Other Transactions with Affiliates (continued)
At October 31, 2002, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                $55,577
  Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC           132,419
  Other expenses payable to DMC and affiliates             10,120

For the year ended October 31, 2002, DDLP earned $16,210 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended October 31, 2002, the Fund made purchases of $78,739,327 and sales of $113,552,560 of investment securities other than U.S. government securities and short-term cash investments.

At October 31, 2002, the cost of investments for federal income tax purposes was $127,529,401. At October 31, 2002, net unrealized depreciation was $24,268,684, of which $2,911,081 related to unrealized appreciation of investments and $27,179,765 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. There were no dividends or distributions paid during the years ended October 31, 2002 and 2001.

As of October 31, 2002 the components of net assets on a tax basis were as follows:

Paid in capital                                      $185,213,426
Capital loss carryforwards                            (57,780,006)
Unrealized appreciation/depreciation of investments.  (24,268,684)
                                                     ------------
Net assets                                           $103,164,736
                                                     ------------

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $4,718,061 expires in 2006, $2,189,111 expires in 2007, $17,296,777 expires in 2008, $17,089,590 expires in 2009, and
$16,486,467 expires in 2010.

5. Capital Shares
Transactions in capital shares were as follows:
                                                    Year Ended
                                            10/31/02       10/31/01

Shares sold:
  Class A                                    369,836        640,740
  Class B                                    280,673        404,037
  Class C                                    139,706        189,177
  Institutional Class                        288,214        146,348

Shares sold from merger:(1)
  Class A                                         --      1,515,984
  Class B                                         --      2,436,715
  Class C                                         --        367,343
  Institutional Class                             --          3,250
                                           ---------      ---------
                                           1,078,429      5,703,594
                                           ---------      ---------

Shares repurchased:
  Class A                                 (1,247,217)    (1,637,742)
  Class B                                 (1,616,473)    (1,303,594)
  Class C                                   (331,915)      (298,050)
  Institutional Class                       (357,815)      (229,195)
                                           ---------      ---------
                                          (3,553,420)    (3,468,581)
                                           ---------      ---------
Net Increase (decrease)                   (2,474,991)     2,235,013
                                           =========      =========
(1) See footnote 6.

6. Fund Merger
Effective August 24, 2001, the Delaware Devon Fund acquired all of the assets and assumed all of the liabilities of the Delaware Blue Chip Fund and Delaware Tax-Efficient Equity Fund, each an open-end investment company, pursuant to separate Plans of Reorganization (the "Reorganizations"). The shareholders of the Delaware Blue Chip Fund and Delaware Tax-Efficient Equity Fund received shares of the respective classes of the Delaware Devon Fund equal to the aggregate net asset value of their shares prior to the Reorganizations based on the net asset value per share of the respective classes of the Delaware Devon Fund.

The Reorganizations were treated as a non-taxable events and, accordingly, Delaware Devon Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation (depreciation) and accumulated realized loss of the Delaware Blue Chip Fund and the Delaware Tax-Efficient Equity Fund as of August 24, 2001 were as follows:

                                                Net Unrealized    Accumulated
                                                 Appreciation      Realized
                                 Net Assets     (Depreciation)       Loss
                                -----------     --------------    -----------
Delaware Blue
  Chip Fund                     $36,759,333           $197,229    ($7,547,692)

Delaware Tax
  Efficient Equity
  Fund                           29,681,396           (969,479)    (8,278,734)
                                -----------     --------------    -----------
                                $66,440,729          ($772,250)  ($15,826,426)
                                ===========     ==============    ===========

Notes
  to Financial Statements (continued)                       Delaware Devon Fund

7. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2002, or at any time during the period.

8. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement ("Lending Agreement") with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than (102% of the market value of the securities issued in the United States and 105% of) the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at October 31, 2002 was $10,772,323 and $11,129,300, respectively.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds I - Delaware Devon Fund

We have audited the accompanying statement of net assets of Delaware Devon Fund (the "Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Devon Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 6, 2002

Board of Trustees/Officers
     Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.


                                                                        Principal                Number of              Other
         Name,                Position(s)                             Occupation(s)         Portfolios in Fund      Directorships
        Address                Held with       Length of Time            During              Complex Overseen          Held by
     and Birthdate              Fund(s)           Served              Past 5 Years               by Trustee            Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)    Chairman           2 Years       Since January 1, 2000,            89(5)                None
 2005 Market Street           and Trustee                       Mr. Haldeman has served
  Philadelphia, PA                                               in various capacities
       19103                                                     at different times at
                                                                Delaware Investments(2)
  October 29, 1948

                                                               President/Chief Operating
                                                                   Officer/Director -
                                                                United Asset Management
                                                                   (January 1998 -
                                                                     January 2000)

                                                                   Partner/Director -
                                                                 Cooke and Bieler, Inc.
                                                                (Investment Management)
                                                               (June 1974 - January 1998)

 David K. Downes(3)            President          9 Years -          Mr. Downes has                107         Director/President -
 2005 Market Street         Chief Executive   Executive Officer     served in various                             Lincoln National
  Philadelphia, PA              Officer,                          executive capacities                        Convertible Securities
       19103                Chief Financial   3 Years - Trustee    at different times                               Fund, Inc.
                           Officer and Trustee                   at Delaware Investments
  January 8, 1940                                                                                               Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

  Walter P. Babich              Trustee           14 Years          Board Chairman -              107                  None
460 North Gulph Road                                           Citadel Constructors, Inc.
 King of Prussia, PA                                                (1989 - Present)
       19406

  October 1, 1927

   John H. Durham               Trustee          23 Years(4)        Private Investor              107                Trustee -
   P.O. Box 819                                                                                                  Abington Memorial
 Gwynedd Valley, PA                                                                                             Hospital Foundation
       19437

   August 7, 1937                                                                                              President/Director -
                                                                                                                 22 WR Corporation

    John A. Fry                 Trustee            1 Year             President -                 89(5)              Director -
   P.O. Box 3003                                               Franklin & Marshall College                       Sovereign Bancorp
   Lancaster, PA                                                 (June 2002 - Present)
      17604
                                                               Executive Vice President -                            Director -
                                                               University of Pennsylvania                          Sovereign Bank
   May 28, 1960                                                 (April 1995 - June 2002)


                                                                       Principal                 Number of             Other
         Name,                 Position(s)                            Occupation(s)         Portfolios in Fund     Directorships
        Address                 Held with      Length of Time           During               Complex Overseen         Held by
     and Birthdate               Fund(s)           Served             Past 5 Years          by Trustee/Officer    Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

    Anthony D. Knerr             Trustee          12 Years      Founder/Managing Director         107                  None
    500 Fifth Avenue                                           Anthony Knerr & Associates
      New York, NY                                               (Strategic Consulting)
         10110                                                      (1990 - Present)

    December 7, 1938

      Ann R. Leven               Trustee          13 Years       Treasurer/Chief Fiscal           107               Director -
    785 Park Avenue                                                    Officer -                               Recoton Corporation
      New York, NY                                               National Gallery of Art
         10021                                                       (1994 - 1999)                                  Director -
                                                                                                                  Systemax, Inc.
    November 1, 1940
                                                                                                                 Director - Andy
                                                                                                                Warhol Foundation

   Thomas F. Madison             Trustee           8 Years          President/Chief               107           Director - Valmont
 200 South Fifth Street                                           Executive Officer -                            Industries, Inc.
       Suite 2100                                                  MLM Partners, Inc.
    Minneapolis, MN                                            (Small Business Investing                          Director - ACI
         55402                                                      and Consulting)                              Telecentrics Inc.
                                                                (January 1993 - Present)
                                                                                                                Director - Digital
    February 25, 1936                                                                                               River Inc.

                                                                                                                Director - Rimage
                                                                                                                   Corporation

    Janet L. Yeomans             Trustee           3 Years     Vice President Treasurer -         107                  None
   Building 220-13W-37                                               3M Corporation
      St. Paul, MN                                               (July 1995 - Present)
         55144
                                                                  Ms. Yeomans has held
     July 31, 1948                                                various management
                                                                    positions at 3M
                                                                      Corporation
                                                                      since 1983.

Officers

    William E. Dodge         Executive Vice       2 Years     Executive Vice President and        107                 None
   2005 Market Street        President and                     Chief Investment Officer -
    Philadelphia, PA        Chief Investment                       Equity of Delaware
         19103              Officer - Equity                  Investment Advisers, a series
                                                                 of Delaware Management
                                                                      Business Trust
     June 29, 1949                                               (April 1999 - Present)

                                                                   President, Director
                                                                    of Marketing and
                                                               Senior Portfolio Manager -
                                                               Marvin & Palmer Associates
                                                                (Investment Management)
                                                               (August 1996 - April 1999)


                                                                       Principal                 Number of             Other
         Name,                 Position(s)                            Occupation(s)         Portfolios in Fund     Directorships
        Address                 Held with      Length of Time           During               Complex Overseen         Held by
     and Birthdate               Fund(s)           Served             Past 5 Years          by Trustee/Officer    Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

  Jude T. Driscoll(6)        Executive Vice        1 Year     Executive Vice President and        107                 None
  2005 Market Street         President and                      Head of Fixed-Income of
   Philadelphia, PA              Head of                      Delaware Investment Advisers,
        19103                 Fixed-Income                        a series of Delaware
                                                               Management Business Trust
    March 10, 1963                                              (August 2000 - Present)

                                                               Senior Vice President and
                                                           Director of Fixed-Income Process -
                                                               Conseco Capital Management
                                                               (June 1998 - August 2000)

                                                                  Managing Director -
                                                              NationsBanc Capital Markets
                                                              (February 1996 - June 1998)

  Richard J. Flannery   Executive Vice President,  4 Years     Mr. Flannery has served in         107                 None
  2005 Market Street       General Counsel and                various executive capacities
   Philadelphia, PA   Chief Administrative Officer                at different times at
        19103                                                     Delaware Investments.

  September 30, 1957

  Richelle S. Maestro     Senior Vice President,   3 Years     Ms. Maestro has served in          107                None
  2005 Market Street      Deputy General Counsel              various executive capacities
   Philadelphia, PA           and Secretary                      at different times at
        19103                                                    Delaware Investments.

   November 26, 1957

   Michael P. Bishof      Senior Vice President    6 Years      Mr. Bishof has served in          107                None
  2005 Market Street          and Treasurer                   various executive capacities
   Philadelphia, PA                                               at different times at
        19103                                                     Delaware Investments.

    August 18, 1962

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his position with the Fund and Delaware Investments.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(4)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

(5) Mr. Haldeman and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

(6) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A memberm of Lincoln Financial Group(R)

This annual report is for the information of Delaware Devon Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Devon Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees            Affiliated Officers           Contact Information
Walter P. Babich             Jude T. Driscoll              Investment Manager
Board Chairman               Executive Vice President      Delaware Management Company
Citadel Constructors, Inc.   and Head of Fixed Income      Philadelphia, PA
King of Prussia, PA          Delaware Investments Family
                             of Funds                      International Affiliate
David K. Downes              Philadelphia, PA              Delaware International
President and Chief                                        Advisers Ltd.
Executive Officer            Richard J. Flannery           London, England
Delaware Investments Family  President and Chief
of Funds                     Executive Officer             National Distributor
Philadelphia, PA             Delaware Distributors, L.P.   Delaware Distributors, L.P.
                             Philadelphia, PA              Philadelphia, PA
John H. Durham
Private Investor             Richelle S. Maestro           Shareholder Servicing, Dividend
Gwynedd Valley, PA           Senior Vice President,        Disbursing and Transfer Agent
                             Deputy General Counsel and    Delaware Service Company, Inc.
John A. Fry                  Secretary                     2005 Market Street
President                    Delaware Investments Family   Philadelphia, PA 19103-7094
Franklin & Marshall College  of Funds
Lancaster, PA                Philadelphia, PA              For Shareholders
                                                           800 523-1918
Anthony D. Knerr             Michael P. Bishof
Consultant                   Senior Vice President         For Securities Dealers and Financial
Anthony Knerr & Associates   and Treasurer                 Institutions Representatives Only
New York, NY                 Delaware Investments          800 362-7500
                             Family of Funds
Ann R. Leven                 Philadelphia, PA              Web site
Former Treasurer/                                          www.delawareinvestments.com
Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief
Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President
and Treasurer
3M Corporation
St. Paul, MN


(6973)                                                       Printed in the USA
AR-039 [10/02] VGR 12/02                                                  J8806